Exhibit 99.1

At the Company:                     Investor Relations:
Barry A. Rothman                    Howard Gostfrand
Onstream Media Corporation          American Capital Ventures
954-917-6655                        305-918-7000
brothman@onstreammedia.com          hg@amcapventures.com
--------------------------          --------------------

FOR IMMEDIATE RELEASE

       Onstream Media Corporation Completes $2.5 Million Private Financing


POMPANO BEACH, FL - March 29, 2006 - Onstream Media Corporation (Nasdaq: ONSM), a leading online service provider of live and on-demand, rich media communications, today announced that it has completed a $2.5 million private financing transaction, consisting of the sale of Subordinated Convertible Debentures and a five-year warrant to purchase the company's common shares. The company intends to use the proceeds of the financing transaction to support the ongoing expansion of its marketing efforts, update certain infrastructure, licenses and equipment, and eliminate a portion of its outstanding short-term liabilities.

The Subordinated Convertible Debentures, which have a 48-month term, bear interest at a rate of 8% annually, payable quarterly in cash or registered stock at the company's option based on certain requirements, and have a fixed conversion rate of $1.00. The five-year warrant grants the right to purchase 35,000 shares of common stock per $100,000 of Debentures, with an exercise price equal to $1.50 per share exercisable starting six months after Closing.

Among other terms of the financing transaction, the company has agreed not to issue an equity or equity-linked issuance below the $1.00 conversion price for a period of one year. The company also agreed to file for the registration of the underlying common shares within 30 days of the final Closing.

The securities offered have not been registered under the Act and may not be offered or sold absent registration or an applicable exemption from registration requirements.

About Onstream Media Corporation

Founded in 1993, Onstream Media (Nasdaq: ONSM) is a leading online Application Service Provider (ASP) of live and on-demand, rich media communications via the Onstream Digital Media Services Platform. Specializing in audio and video corporate communications, Onstream Media's pioneering ASP digital media services technology provides its customers with the necessary tools for webcasting, web conferencing, managing digital assets, publishing content on the Internet and establishing e-commerce storefronts to transact business online. All of Onstream Media's services are focused on increasing productivity and revenues, and reducing capital expenditures and operational costs of any organization in an affordable and highly secure environment. As a result, 78% of the Fortune 100 CEOs and CFOs and almost half of the Fortune 1000 companies have used Onstream Media's services.

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

Onstream Media customers include: AOL, AAA, AXA Equitable Life Insurance Company, Disney, MGM, Deutsche Bank, Thomson Financial/CCBN, PR Newswire and the U.S. Government. For more information, visit the Onstream website at www.onstreammedia.com or call 954-917-6655.

Certain statements in this document and elsewhere by Onstream Media are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such information includes, without limitation, the business outlook, assessment of market conditions, anticipated financial and operating results, strategies, future plans, contingencies and contemplated transactions of the company. Such forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors which may cause or contribute to actual results of company operations, or the performance or achievements of the company, or industry results, to differ materially from those expressed, or implied by the forward-looking statements. In addition to any such risks, uncertainties and other factors discussed elsewhere herein, risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied for the forward-looking statements include, but are not limited to, fluctuations in demand; changes to economic growth in the U.S. economy; government policies and regulations, including, but not limited to those affecting the Internet. Onstream Media undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results, performance or achievements could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in Onstream Media Corporation's filings with the Securities and Exchange Commission.

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